FORT DEARBORN INCOME SECURITIES, INC.

                                 --------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 8, 2006
                                 --------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") will be held on December 8, 2006 at 2:30 p.m., Central time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606 for the following purposes:

        (1) To elect four (4) directors to serve until the annual meeting of shareholders in 2007, or until their successors are elected and qualified or until they resign or are otherwise removed; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 13, 2006. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                             By order of the Board of Directors,

                                             MARK F. KEMPER
                                             Secretary

November 16, 2006
One North Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and, in the proxies' discretion, either "FOR" or "AGAINST" any other business that may properly arise at the annual meeting. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                          REGISTRATION                                VALID SIGNATURE
                          ------------                                ---------------
        Corporate Accounts
         (1) ABC Corp. ...........................................    ABC Corp.
                                                                      John Doe, Treasurer
         (2) ABC Corp. ...........................................    John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer ...................    John Doe
         (4) ABC Corp. Profit Sharing Plan .......................    John Doe, Trustee

        Partnership Accounts
         (1) The XYZ Partnership .................................    Jane B. Smith, Partner
         (2) Smith and Jones, Limited Partnership ................    Jane B. Smith, General Partner

        Trust Accounts
         (1) ABC Trust Account ...................................    Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee u/t/d 12/18/78 .................    Jane B. Doe

        Custodial or Estate Accounts
         (1) John B. Smith, Cust. f/b/o
             John B. Smith, Jr. UGMA/UTMA ........................    John B. Smith
         (2) Estate of John B. Smith .............................    John B. Smith, Jr., Executor

                      FORT DEARBORN INCOME SECURITIES, INC.
                             ONE NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                                  ------------
                                 PROXY STATEMENT
                                  ------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2006

    This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 8, 2006, at 2:30 p.m., Central time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 16, 2006.

    A majority of the shares outstanding and entitled to vote on October 13, 2006 represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, shareholders present in person or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the four nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, October 13, 2006, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset

Management (Americas) Inc. ("UBS Global AM"), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

    UBS Global AM serves as the Fund's investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    THE FUND IS SENDING TO SHAREHOLDERS, IN A SEPARATE MAILING, THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006. YOU MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE FUND'S ANNUAL REPORT AND SEMI-ANNUAL REPORT BY: (1) WRITTEN REQUEST TO: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.,
ATTN: MARK F. KEMPER, ONE NORTH WACKER DRIVE, CHICAGO, ILLINOIS 60606; OR (2) CALLING THE FUND'S TOLL-FREE NUMBER: 1-800-647 1568.

                        PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the four nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the Fund's December 2005 Annual Meeting of Shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the executive officers beneficially owned any shares of the Fund's common stock on October 13, 2006.

    Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                                                                                                          SHARE
                                                                                                                       BENEFICIALLY
                                                                                                                          OWNED
                                                                                                                       DIRECTLY OR
                         POSITION(s)   LENGTH OF                             NUMBER OF PORTFOLIOS        OTHER         INDIRECTLY AT
                         HELD WITH       TIME      PRINCIPAL OCCUPATION(s)      IN FUND COMPLEX      DIRECTORSHIPS      OCTOBER 13,
 NAME, ADDRESS, AND AGE     FUND        SERVED       DURING PAST 5 YEARS      OVERSEEN BY NOMINEE    HELD BY NOMINEE       2006
-----------------------  -----------  -----------  -----------------------  ---------------------  ------------------  -------------
INDEPENDENT DIRECTORS:
Adela Cepeda; 48         Director     Since 2000   Ms. Cepeda is            Ms. Cepeda is a        Ms. Cepeda is            1,000
A.C. Advisory, Inc.                                founder and              director or trustee    a director of
161 No. Clark Street,                              president of             of four investment     MGI Funds
Suite 4975 Chicago,                                A.C. Advisory,           companies (consisting  (8 portfolios)
IL 60601                                           Inc. (since              of 56 portfolios) for  (since 2005). She
                                                   1995).                   which UBS Global       is also a director
                                                                            AM or one of its       of Amalgamated
                                                                            affiliates serves as   Bank of Chicago
                                                                            investment advisor,    (since 2003).
                                                                            sub-advisor or
                                                                            manager.

Frank K. Reilly; 70      Chairman     Since 1993   Mr. Reilly is a          Mr. Reilly is a        Mr. Reilly is a          6,792
Mendoza College of       and                       Professor at the         director or trustee    Director of
Business University of   Director                  University of            of four investment     Discover Bank;
Notre Dame Notre Dame,                             Notre Dame               companies (consisting  Morgan Stanley
IN 46556-5649                                      since 1982.              of 56 portfolios),     Trust and FSB.
                                                                            for which UBS Global
                                                                            AM or one of its
                                                                            affiliates serves as
                                                                            investment advisor,
                                                                            sub-advisor or
                                                                            manager.

Edward M. Roob; 72       Director     Since 1993   Mr. Roob is retired      Mr. Roob is a          None.                    9,000
841 Woodbine Lane                                  (since 1993).            director or trustee
Northbrook, IL 60002                                                        of four investment
                                                                            companies (consisting
                                                                            of 56 portfolios),
                                                                            for which UBS Global
                                                                            AM or one of its
                                                                            affiliates serves as
                                                                            investment advisor,
                                                                            sub-advisor or
                                                                            manager.

J. Mikesell Thomas; 55   Director     Since 2002   Mr. Thomas is            Mr. Thomas is a        Mr. Thomas is a          None
Federal Home Loan Bank                             President and CEO        director or trustee    director and
of Chicago                                         of Federal Home          of four investment     chairman of the
111 East Wacker Drive                              Loan Bank of             companies (consisting  Audit Committee
Chicago, Illinois 60601                            Chicago (since           of 56 portfolios) for  for Evanston
                                                   2004). Mr. Thomas        which UBS Global AM    Northwestern
                                                   was an independent       or one of its          Healthcare.
                                                   financial advisor        affiliates serves as
                                                   (2001-2004). He was      investment advisor,
                                                   a managing director      sub-advisor or
                                                   of Lazard Freres &        manager.
                                                   Co. (1995 to 2001).

               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                         DOLLAR RANGE       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                          OF EQUITY        REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE
                                          SECURITIES        FOR WHICH UBS GLOBAL AM OR AN AFFILIATE SERVES AS
                NOMINEE                    IN FUND+            INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER+
                -------                  ------------      ---------------------------------------------------
INDEPENDENT DIRECTORS:
Adela Cepeda ....................      $10,001-$50,000                        $10,001-$50,000
Frank K. Reilly .................      $50,001-$100,000                       Over $100,000
Edward M. Roob ..................      Over $100,000                          Over $100,000
J. Mikesell Thomas ..............      None                                   None

--------------

+ Information regarding ownership of shares of the Fund is as of October 13, 2006; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2005.

    As of December 31, 2005, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The Board of Directors (the "Board") of the Fund met eight times during the fiscal year ended September 30, 2006. Each director attended 75% or more of the Board meetings during the last fiscal year.

    The Fund's directors are not required to attend the Fund's annual meetings. Three directors attended the annual meeting of shareholders in 2005.

    The Board has established an Audit Committee that acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things:
(i) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm; (ii) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (iv) acting as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors. A copy of the Audit Committee Charter was previously filed with the Fund's 2004 proxy statement. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2006. The Audit Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange ("NYSE") applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met six times during the fiscal year ended September 30, 2006, and each member attended 75% or more of those meetings.

    The Board has also established a Nominating, Compensation and Governance Committee that acts pursuant to a written charter ("Nominating, Compensation and Governance Committee Charter"). The Nominating, Compensation and Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional independent directors of the Board, periodically reviewing the composition of the Board, periodically reviewing Board governance procedures and recommending any appropriate changes thereto and periodically reviewing the compensation structure for independent directors. A copy of the Nominating, Compensation and Governance Committee Charter was previously filed with the Fund's 2004 proxy statement. The Nominating, Compensation and Governance Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating, Compensation and Governance Committee met three times during the fiscal year ended September 30, 2006, and each member attended 75% or more of those meetings.

    In nominating candidates, the Nominating, Compensation and Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating, Compensation and Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

    While the Nominating, Compensation and Governance Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are independent board members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and
(ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and
(v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

    Shareholders may send other communications to the Board by sending a letter to the chairperson of the Board of Directors, Mr. Frank K. Reilly, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The chairperson of the Board of Directors will relay shareholder communications to the other Board members.

    Each Independent Director receives, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies and two unregistered investment companies (one with respect to Ms. Cepeda and Mr. Thomas) managed by UBS Global AM, an annual retainer of $40,000 for serving as a board member, a $5,000 retainer for serving as an Audit Committee member, and a $5,000 retainer for serving as a Nominating, Compensation and Governance Committee member. In addition, the Chairman of the Board, for serving as Chairman of the Board, and the Chairman of the Audit Committee, for serving as Chairman of the Audit Committee, receive, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies and two unregistered investment companies (one with respect to Mr. Thomas) managed by UBS Global AM, an annual retainer of $10,000 and $5,000, respectively. The foregoing fees will be allocated among all such funds as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expenses divided by number of funds). Each Independent Director also will receive from the Fund $300 for each regular Board meeting (and each in-person special meeting) actually attended. In addition, each Independent Director will receive $200 and $100 from the Fund, respectively, for each Audit Committee meeting and Nominating, Compensation and Governance Committee meeting actually attended. The Fund reimburses each Director and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings. No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a Board member or officer.

                               COMPENSATION TABLE+

                                                                                      TOTAL
                                                                    AGGREGATE      COMPENSATION
                                                                  COMPENSATION    FROM THE FUND
                                                                      FROM           AND THE
NAME OF PERSON, POSITION                                            THE FUND*     FUND COMPLEX**
------------------------                                            ---------     --------------
Adela Cepeda, Director .....................................         $7,949          $112,880
Frank K. Reilly, Director and Chairman .....................          7,813           114,144
Edward M. Roob, Director ...................................          6,819           105,875
J. Mikesell Thomas, Director ...............................          7.949           112,880

--------------

+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager.

* Represents fees paid to each director for service on the Board during the fiscal year ended September 30, 2006.

** Represents fees paid for services during the fiscal year ended September 30, 2006 to each Board member by four investment companies for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

                       INFORMATION CONCERNING INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

    The Fund's financial statements for the fiscal year ended September 30, 2006, were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2007. Ernst & Young has been the Fund's independent registered public accounting firm since the fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

    For the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate Ernst & Young audit fees for professional services rendered to the Fund were approximately $33,000 and $30,800, respectively.

    Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

    In each of the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

    Fees included in the audit-related fees category are those associated with the reading and providing comments on the semi-annual statements.

    There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

TAX FEES

    In each of the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Fund were approximately $4,150 and $5,000, respectively.

    Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

    There were no tax fees required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

ALL OTHER FEES

    In each of the fiscal years ended September 30, 2006 and September 30, 2005, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Fund.

    Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

    There were no "all other fees" required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

PRE-APPROVAL POLICIES AND PROCEDURES

    The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

    To carry out its purposes, the Audit Committee shall have the following duties and powers:

    (a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund's investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

    (b) To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

    (c) To pre-approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser ("adviser affiliate") and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

    (d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

    (e) To consider whether the non-audit services provided by the Fund's independent auditor to the Fund's investment adviser or any adviser affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

AGGREGATE NON-AUDIT FEES

    For the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate non-audit fees billed by Ernst & Young of $14,650 and $61,000, respectively, included non-audit services rendered on behalf of the Fund of $6,650 and $7,500, respectively, and non-audit services rendered on behalf of the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund of $8,000 and $53,500, respectively.

    The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                                   PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS;
                           POSITION(s) HELD       LENGTH OF            NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------    ----------------     -------------      ---------------------------------------------
Joseph J. Allessie*; 41    Vice President       Since 2005         Mr. Allessie is a director and deputy general
                           and Assistant                           counsel at UBS Global AM (US) Inc. and
                           Secretary                               UBS Global AM (collectively, "UBS Global
                                                                   AM--Americas region") (since 2005). Prior to
                                                                   joining UBS Global AM--Americas region, he
                                                                   was senior vice president and general
                                                                   counsel of Kenmar Advisory Corp. (from
                                                                   2004-2005). Prior to that Mr. Allessie was
                                                                   general counsel and secretary of GAM USA
                                                                   Inc., GAM Investments, GAM Services, GAM
                                                                   Funds, Inc. and the GAM Avalon Funds (from
                                                                   1999 to 2004). Mr. Allessie is a vice
                                                                   president and assistant secretary of 20
                                                                   investment companies (consisting of 91
                                                                   portfolios) for which UBS Global AM or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Rose Ann Bubloski*; 38     Vice President       Since 2004         Ms. Bubloski is an associate director (since
                           and Assistant                           2004) and a senior manager of the U.S. Mutual
                           Treasurer                               Fund Treasury Administration department of
                                                                   UBS Global AM--Americas region. Ms. Bubloski
                                                                   is vice president and assistant treasurer of
                                                                   20 investment companies (consisting of 91
                                                                   portfolios) for which UBS Global AM or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Thomas Disbrow*; 40        Vice President,      Since 2000         Mr. Disbrow is a director (since 2001), and
                           Treasurer, and       (Vice              head of the U.S. Mutual Fund Treasury
                           Principal            President)         Administration department of UBS Global
                           Accounting           and                AM--Americas region (since 2006).
                           Officer              since 2006         Mr. Disbrow is vice president, treasurer
                                                (Treasurer         and principal accounting officer of 20
                                                and Principal      investment companies (consisting of 91
                                                Accounting         portfolios) for which UBS Global AM or
                                                Officer)           one of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

                                                                   PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS;
                           POSITION(s) HELD       LENGTH OF            NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------    ----------------     -------------      ---------------------------------------------
Michael J. Flook*; 41      Vice President       Since 2006         Mr. Flook is an associate director and a
                           and Assistant                           senior manager of the U.S. Mutual Fund
                           Treasurer                               Treasury Administration department of UBS
                                                                   Global AM--Americas region (since 2006).
                                                                   Prior to joining UBS Global AM-- Americas
                                                                   region, he was a senior manager with The
                                                                   Reserve (asset management firm) from May
                                                                   2005 to May 2006. Prior to that he was a
                                                                   senior manager with PFPC Worldwide since
                                                                   October 2000. Mr. Flook is a vice president
                                                                   and assistant treasurer of 20 investment
                                                                   companies (consisting of 91 portfolios) for
                                                                   which UBS Global AM or one of its affiliates
                                                                   serve as investment advisor, sub-advisor or
                                                                   manager.

Mark F. Kemper**; 48       Vice President       Since 1999         Mr. Kemper is general counsel of UBS Global
                           and Secretary        and 2004,          Asset Management--Americas region (since
                                                respectively       2004). Mr. Kemper is also a managing director
                                                                   of UBS Global AM-- Americas region (since
                                                                   2006). He was deputy general counsel of UBS
                                                                   Global AM from July 2001 to July 2004. He
                                                                   has been secretary of UBS Global AM--
                                                                   Americas region since 1999 and assistant
                                                                   secretary of UBS Global Asset Management
                                                                   Trust Company since 1993. Mr. Kemper is
                                                                   secretary of UBS Global AM--Americas region
                                                                   (since 2004). Mr. Kemper is vice president
                                                                   and secretary of 20 investment companies
                                                                   (consisting of 91 portfolios) for which UBS
                                                                   Global AM or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

                                                                   PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS;
                           POSITION(s) HELD       LENGTH OF            NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------    ----------------     -------------      ---------------------------------------------
Joanne M. Kilkeary*; 38    Vice President       Since 2006         Ms. Kilkeary is an associate director (since
                           and Assistant                           2000) and a senior manager (since 2004) of
                           Treasurer                               the U.S. Mutual Fund Treasury Administration
                                                                   department of UBS Global AM--Americas
                                                                   region. Ms. Kilkeary is a vice president and
                                                                   assistant treasurer of 20 investment
                                                                   companies (consisting of 91 portfolios) for
                                                                   which UBS Global AM or one of its affiliates
                                                                   serves as investment advisor, sub-advisor or
                                                                   manager.

Tammie Lee*; 35            Vice President       Since 2005         Ms. Lee is a director and associate general
                           and Assistant                           counsel of UBS Global AM--Americas region
                           Secretary                               (since 2005). Prior to joining UBS Global
                                                                   AM--Americas region, she was vice president
                                                                   and counsel at Deutsche Asset
                                                                   Management/Scudder Investments from 2003 to
                                                                   2005. Prior to that, she was assistant vice
                                                                   president and counsel at Deutsche Asset
                                                                   Management/Scudder Investments from 2000 to
                                                                   2003. Ms. Lee is a vice president and
                                                                   assistant secretary of 20 investment
                                                                   companies (consisting of 91 portfolios) for
                                                                   which UBS Global AM or one of its affiliates
                                                                   serves as investment advisor, sub-advisor or
                                                                   manager.

Joseph McGill*; 44         Vice President       Since 2004         Mr. McGill is a managing director and chief
                           and Chief                               compliance officer at UBS Global AM--
                           Compliance                              Americas region (since 2003). Prior to
                           Officer                                 joining UBS Global AM--Americas region, he
                                                                   was Assistant General Counsel at J.P. Morgan
                                                                   Investment Management (from 1999-2003).
                                                                   Mr. McGill is a vice president and chief
                                                                   compliance officer of 20 investment
                                                                   companies (consisting of 91 portfolios) for
                                                                   which UBS Global AM or one of its affiliates
                                                                   serves as investment advisor, sub-advisor or
                                                                   manager.

                                                                   PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS;
                           POSITION(s) HELD       LENGTH OF            NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------    ----------------     -------------      ---------------------------------------------
Eric Sanders*; 41          Vice President       Since 2005         Mr. Sanders is a director and associate
                           and Assistant                           general counsel of UBS Global AM-- Americas
                           Secretary                               region (since 2005). From 1996 until June
                                                                   2005, he held various positions at Fred
                                                                   Alger & Company, Incorporated, the most
                                                                   recent being assistant vice president and
                                                                   associate general counsel. Mr. Sanders is a
                                                                   vice president and assistant secretary of 20
                                                                   investment companies (consisting of 91
                                                                   portfolios) for which UBS Global AM or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Andrew Shoup*; 50          Vice President       Since 2006         Mr. Shoup is a managing director and senior
                           and Chief                               member of the Global Treasury Administration
                           Operating                               department of UBS Global AM--Americas region
                           Officer                                 (since July 2006). Prior to joining UBS
                                                                   Global AM-- Americas region, he was Chief
                                                                   Administrative Officer for the Legg Mason
                                                                   Partner Funds (formerly Smith Barney,
                                                                   Salomon Brothers, and CitiFunds mutual
                                                                   funds) from November 2003 to July 2006.
                                                                   Prior to that, he held various positions
                                                                   with Citigroup Asset Management and related
                                                                   Companies with their domestic and offshore
                                                                   mutual funds since 1993. Additionally, he
                                                                   has worked for another mutual fund complex
                                                                   as well as spending eleven years in public
                                                                   accounting. Mr. Shoup is a vice president
                                                                   and chief operating officer of 20 investment
                                                                   companies (consisting of 91 portfolios) for
                                                                   which UBS Global AM or one of its affiliates
                                                                   serves as investment advisor, sub- advisor
                                                                   or manager.

                                                                   PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS;
                           POSITION(s) HELD       LENGTH OF            NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------    ----------------     -------------      ---------------------------------------------
Kai R. Sotorp**; 47        President            Since 2006         Mr. Sotorp is the Head of the Americas for
                                                                   UBS Global Asset Management (since 2004); a
                                                                   member of the UBS Group Managing Board
                                                                   (since 2003) and a member of the UBS Global
                                                                   Asset Management Executive Committee (since
                                                                   2001). Prior to his current role, Mr. Sotorp
                                                                   was Head of UBS Global Asset Management--Asia
                                                                   Pacific (2002-2004), covering Australia,
                                                                   Japan, HongKong, Singapore and Taiwan; Head
                                                                   of UBS Global Asset Management (Japan) Lts.
                                                                   (2001-2004); Representative Director and
                                                                   President of UBS Global Asset Management
                                                                   (Japan) Ltd. (2000-2004); and a member of
                                                                   the board of Mitsubishi Corp.--UBS Realty
                                                                   Inc. (2000-2004). Mr. Sotorp is President
                                                                   of 20 investment companies (consisting of 91
                                                                   portfolios) for which UBS Global AM or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Keith Weller*; 45          Vice President Since 2004               Mr. Weller is an executive director and senior
                           and Assistant                           associate general counsel of UBS Global AM--
                           Secretary                               Americas region (since 2005) and has been an
                                                                   attorney with affiliated entities since
                                                                   1995. Mr. Weller is a vice president and
                                                                   assistant secretary of 20 investment
                                                                   companies (consisting of 91 portfolios) for
                                                                   which UBS Global AM or one of its affiliates
                                                                   serves as investment advisor, sub-advisor or
                                                                   manager.

--------------
*  This person's business address is 51 West 52nd Street, New York, NY
   10019-6114.
** This person's business address is One North Wacker Drive, Chicago, IL 60606.

                         BENEFICIAL OWNERSHIP OF SHARES

    As of October 13, 2006, Management did not know of any person who owned beneficially 5% or more of the common stock of the Fund.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board member or officer.

                              SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2007 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than July 15, 2007 and must satisfy other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                             By order of the Board of Directors,

                                             MARK F. KEMPER
                                             Secretary
    November 16, 2006

        ----------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
        ----------------------------------------------------------------

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------------------
             FORT
  DEARBORN INCOME
 SECURITIES, INC.
==================

PROXY
STATEMENT

------------------
              FORT
   DEARBORN INCOME
  SECURITIES, INC.
==================

------------------
NOTICE OF
ANNUAL MEETING
TO BE HELD ON
DECEMBER 8, 2006
AND
PROXY STATEMENT
==================

FORT DEARBORN INCOME
SECURITIES, INC.

                              [ ] Mark this box with an X if you have made
                                  changes to your name or address details above.

--------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------
A  ELECTION OF DIRECTORS

1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

                          For   Withhold
01 - A. Cepeda            [ ]     [ ]

                          For   Withhold
02 - F.K. Reilly          [ ]     [ ]

                          For   Withhold
03 - E.M. Roob            [ ]     [ ]

                          For   Withhold
04 - J.M. Thomas          [ ]     [ ]

2. In their discretion, the proxies are authorized to vote upon     Mark this box with an X if you have made comments below. [ ]
other matters as may properly come before the Meeting or any
adjournment thereof.                                                _______________________________________________________
                                                                    _______________________________________________________
                                                                    _______________________________________________________
                                                                    _______________________________________________________
If you plan to attend the Annual Meeting,      [ ]
please check this box.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

(PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.)

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box     Date (mm/dd/yyyy)

__________________________________________________    __________________________________________________     _________________

--------------------------------------------------------------------------------
PROXY - FORT DEARBORN INCOME SECURITIES, INC.
--------------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 8, 2006

The undersigned, having received the Notice of the 2006 Annual Meeting and Proxy Statement, appoints Joseph J. Allessie and Tammie Lee and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend Reinvestment Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. to be held on December 8, 2006, 2:30 P.M., Central Time, at the offices of UBS Global Asset Management, One N. Wacker Drive, 38th floor, Chicago, Illinois, 60606 and any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return the card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

(Continued and to be dated and signed on the reverse side.)